Exhibit 99.1

Crisp Momentum Inc.

Audit Committee Charter

Adopted June 30, 2026

1.	Statement of Purpose.

(a)	The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Crisp Momentum Inc. (the “Company”) is to: (i) appoint, oversee and replace, if necessary, the Company’s independent auditor; (ii) assist the Board in overseeing (1) the integrity of the Company’s financial statements filed with the Securities and Exchange Commission (the “SEC”), (2) the integrity of the accounting and financial reporting processes of the Company, (3) the Company’s compliance with legal and regulatory requirements, (4) the Company’s independent auditor’s qualifications and independence and (5) the performance of the Company’s independent auditor and internal audit function, which may be outsourced to the extent deemed appropriate by senior management; (iii) prepare the report the SEC requires to be included in the Company’s annual proxy statement; and (iv) undertake any specific duties and responsibilities the Board may from time to time prescribe.

(b)	Company management is responsible for preparing the Company’s financial statements and the independent auditor is responsible for auditing those financial statements. It is not the duty of the Committee to plan or conduct the audit or to determine that the Company’s statements are complete and accurate or are in accordance with generally accepted accounting principles (“GAAP”). Nothing in this Audit Committee Charter (the “Charter”) changes, or is intended to change, the responsibilities of management or the independent auditor. Moreover, nothing in this Charter is intended to increase the liability of the members of the Committee beyond that which existed before this Charter was approved by the Board. The Committee has the direct and sole responsibility for the appointment, compensation, oversight and replacement, if necessary, of the independent auditor, including the resolution of disagreements between management and the auditor regarding financial reporting.

(c)	The Committee will encourage continuous improvement of, and foster adherence to, the Company’s policies and procedures. The Committee will also foster open communication among the independent auditor, financial and senior management, the internal audit function, and the Board.

(d)	The Committee has the authority to obtain advice and assistance from outside legal counsel, accounting or other outside advisors as deemed appropriate by the Committee in its sole discretion to perform its duties and responsibilities. The Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

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(e)	The Company will provide appropriate funding, as determined by the Committee, for compensation to the independent auditor, to any advisors that the Committee chooses to engage, and for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee shall set the compensation, and oversee the work, of any outside counsel and other advisors.

(f)	The Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in this Charter. The Committee will report regularly to the Board regarding the execution of its duties and responsibilities.

2.	Composition and Meetings.

(a)	The Committee will be comprised of three or more directors as determined by the Board. In the event that the Company becomes listed on The Nasdaq Stock Market, LLC or the New York Stock Exchange, each committee member will satisfy the listing requirements of The Nasdaq Stock Market, LLC or the New York Stock Exchange, as applicable (regardless of whether shares of the Company’s common stock are listed on that exchange) and each member of the Committee must meet the requirements of the definition of “Independent Director” under the applicable rules of The Nasdaq Stock Market, LLC or the New York Stock Exchange.

(b)	The Board shall designate a member of the Committee as the Chairperson.

(c)	The Committee may form and delegate authority to subcommittees, each consisting of one or more of its members, with such powers as the Committee shall from time to time confer. In particular, the Committee may delegate the approval of certain transactions to a subcommittee consisting solely of the members of the Committee who are (a) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, or (b) “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Board may remove members of the Committee from such Committee, with or without cause.

(d)	Each member of the Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement, which shall be the requirements deemed necessary to be “financially literate”.

(e)	At least one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

(f)	At least one member must be an “audit committee financial expert” as defined by the SEC.

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(g)	Committee members will be encouraged to enhance their familiarity with finance and accounting.

(h)	The members of the Committee will be elected by the Board at the annual meeting of the Board, on the recommendation of the Nominating and Corporate Governance Committee, to serve until their successors are elected. No member of the Committee may sit on more than three separate audit committees of publicly traded companies, including of the Company, unless the Board determines that such simultaneous service would not impair the member’s ability to serve effectively on the Committee. The Committee and each subcommittee shall keep minutes of its meetings and report them to the Committee.

(i)	As part of its responsibility to foster open communication, the Committee (or its chairperson) will meet periodically with management, the director of the internal audit function (or its equivalent), and the independent auditor in separate executive sessions to discuss the results of examinations or any matters that the Committee or any of these persons or firms believe should be discussed privately. In addition, the Committee will meet with the independent auditor and management to discuss the annual audited financial statements.

3.	Duties and Responsibilities. The Committee will have the following responsibilities and duties:

(a)	Documents/Reports/Accounting Information Review.

(i)	Review and discuss with management and the independent auditor the Company’s annual financial statements, quarterly financial statements, the form of audit opinion to be issued by the auditors on the financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” (the “MD&A”) of the Company prior to the filing of the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Discuss results of the annual audit and quarterly review and any other matters required to be communicated to the Committee by the independent auditor under Public Company Accounting Oversight Board (PCAOB) standards. Review other relevant reports or financial information submitted by the Company to any governmental body or the public, including management certifications, and relevant reports rendered by the independent auditor (or summaries thereof).

(ii)	To recommend to the Board that the audited financial statements and the MD&A section be included in the Company’s Form 10-K and produce the audit committee report required to be included in the Company’s proxy statement.

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(iii)	Discuss with management and the independent auditor their judgment about the quality of accounting principles, the reasonableness of significant judgments, including a description of any transactions as to which the management obtained a Statement of Auditing Standards AU Section 625 Report on the Application of Accounting Principles, and the clarity of the disclosures in the financial statements, including the Company’s disclosures of critical accounting policies and other disclosures under the MD&A.

(iv)	Approve the financial statements for inclusion in the Company’s annual and quarterly reports filed with the SEC and recommend same to the Board.

(v)	Prepare an audit committee report for inclusion in the Company’s annual proxy statement as required by the rules of the SEC.

(vi)	Review or establish standards for, and discuss with management, earnings press releases, the financial information and earnings guidance provided to creditors, analysts or ratings agencies. Such discussions may be in general terms (e.g., discussion of the types of information to be disclosed and the type of presentations to be made).

(vii)	Review the regular internal reports to management (or summaries thereof) prepared by the internal auditing department, as well as management’s response.

(viii)	Review correspondence prepared by management to inquiries and comments received from the SEC.

(ix)	Review and discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

(x)	Discuss with the independent auditor the matters required to be discussed by the applicable auditing standards adopted by the Public Company Accounting Oversight Board and approved by the SEC from time to time, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

(b)	Independent Auditor.

(i)	Annually engage, at the Company’s expense, and determine the fees of the independent auditor and oversee the services performed by the independent auditor for the purpose of preparing or issuing an audit letter or related work.

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(ii)	Annually review the performance of the independent auditor, taking into account the opinions of management and the Company’s internal auditors, and remove the independent auditor if circumstances warrant. The independent auditor will report directly to the Committee and the Committee will oversee the resolution of disagreements between management and the independent auditor if they arise. Consider whether the auditor’s performance of permissible non-audit services is compatible with the auditor’s independence. Discuss with the independent auditor the matters required to be discussed under PCAOB AU Section 380, as superseded by Auditing Standard 16, “Communication with Audit Committees”, including, without limitation, the auditors’ valuation of the quality of the Company’s financial reporting, information relating to significant unusual transactions and the business rationale for such transactions and the auditors’ evaluation of the Company’s ability to continue as a going concern.

(iii)	Review with internal auditors and the independent auditor the overall scope and plans for audits, including authority and organizational reporting lines, and adequacy of staffing and compensation. Review with internal auditors and independent auditors any difficulties with management’s responses.

(iv)	Review with the independent auditor and management any problems or difficulties in conducting the audit and hold timely discussions with the independent auditor regarding the following:

1.	All critical accounting policies and practices used in preparation of the Company’s financial statements;

2.	All critical audit matters affecting the Company or its financial statements, and any related disclosures;

3.	Any alternative treatments of GAAP that have been discussed with management, the ramifications of the use of such alternative (including disclosures) and the treatment preferred by the independent auditor; and

4.	Other material written communications between the independent auditor and management, including, but not limited to, the management letter and schedule of unadjusted differences.

(v)	At least annually, obtain and review formal written documentation from the independent auditor describing:

1.	Any material issues raised by the independent audit firm’s most recent internal quality-control review or peer review, or by any inquiry or investigation conducted by governmental or professional authorities during the preceding five years with respect to independent audits carried out by the firm, and any steps taken to deal with any such issues; and

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2.	The auditor’s independence and all relationships between the independent auditor and the Company, addressing the matters set forth in PCAOB Rule 3526 “Communication with Audit Committees Concerning Independence.” The formal reports from the independent auditor to the Committee should be used to evaluate the independent auditor’s qualifications, performance, and independence.

(vi)	Actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may affect the independence and objectivity of the auditor and take appropriate actions to oversee the independence of the outside auditor. Further, the Committee will review the experience and qualifications of the lead partner and other senior members of the independent audit team each year, including compliance with applicable rotation requirements. The Committee will also consider whether there should be rotation of the firm itself.

(vii)	Review and pre-approve (which may be pursuant to pre-approval policies and procedures) both audit and non-audit services to be provided by the independent auditor, including the fees and terms of the services. The authority to grant pre-approvals may be delegated to one or more designated members of the Committee whose decisions will be presented to the full Committee at its next regularly scheduled meeting. The Committee may establish pre-approval policies and procedures in compliance with applicable SEC rules.

(viii)	Set clear hiring policies, compliant with governing laws and regulations, including SEC regulations and applicable stock exchange listing standards, for employees or former employees of the independent auditor.

(c)	Financial Reporting Processes, Accounting Policies, and Internal Control Structure

(i)	Discuss and review the effect of regulatory and accounting initiatives, as well as alternative GAAP methods, off-balance-sheet structures, on the financial statements of the Company.

(ii)	Periodically review with the Chief Financial Officer any significant difficulties, deficiencies and material weaknesses in the design or operation of internal controls, any fraud that involves management or other employees who play a significant role in the Company’s internal controls, disagreements with management, or scope restrictions encountered in the course of the function’s work.

(iii)	Review periodically, with the Company’s management and independent auditors, the Company’s financial reporting processes and disclosure controls and procedures, including the Company’s policies and procedures designed to assure that information required to be disclosed in its periodic public reports is accurately reported within the time periods specified by the SEC.

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(iv)	Review the reports prepared by management, and (if required by SEC rules) attested to by the Company’s independent auditors, assessing the adequacy and effectiveness of the Company’s internal controls over financial reporting, prior to the inclusion of such reports in the Company’s periodic filings as required under the rules of the SEC. If applicable, the Committee’s review will focus on any significant deficiencies in, any significant changes to, or material weaknesses in such controls reported by the independent auditors, or comments and management’s responses contained in any accompanying management letter.

(v)	Review and approve all related-party transactions (defined as those transactions required to be disclosed under Item 404 of Regulation S-K) and any other potential conflict of interest situations on an ongoing basis, in accordance with Company policies and procedures, and to develop policies and procedures for the Committee’s approval of related party transactions.

(vi)	To establish and oversee procedures for the confidential, anonymous submission by Company employees of information regarding questionable accounting or auditing matters and for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

(d)	Internal Audit

(i)	Review and approve the appointment, replacement, reassignment, or dismissal of the head of the internal audit function, who shall functionally report to the Committee and administratively to management.

(ii)	Review and approve the internal audit charter, annual audit plan, budget, and staffing.

(iii)	Review the activities, organizational structure, and qualifications of the internal audit function.

(iv)	Review significant reports to management prepared by the internal audit function and management’s responses.

(v)	Review the effectiveness of the internal audit function, including conformance with The Institute of Internal Auditors’ Definition of Internal Auditing.

(vi)	Review and discuss with management the Company’s policies and practices with respect to risk assessment and risk management, including discussing the Company’s major financial risk exposures and the steps that have been taken to monitor and control such exposures. The Committee shall also oversee and review the Company’s policies and practices related to cybersecurity risks and incidents, and review the Company’s insurance programs.

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(vii)	Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

(viii)	Establish and oversee procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

(ix)	Review and oversee any significant investigations or inquiries related to potential violations of law, regulations, or Company policies.

(e)	Other Responsibilities

(i)	Conduct an annual performance assessment relative to the Committee’s purpose, duties, and responsibilities outlined herein. This assessment should include an evaluation of:

1.	The Committee’s structure, processes, and membership requirements

2.	Review and assess the adequacy of this Charter periodically, at least annually, and recommend to the Board any necessary amendments.

(ii)	Report to the Board on an annual basis.

(iii)	Participate in periodic training or education sessions to enhance the Committee members’ understanding of relevant accounting, auditing, and financial reporting issues.

(iv)	Perform any other activities consistent with this charter, the Company’s bylaws, and governing law, including rules and regulations promulgated by the SEC, any securities exchange on which the Company is listed or any other applicable governmental agency, as the Board deems necessary or appropriate.

4.	Authority and Resources. The Committee shall have the authority to:

(a)	Conduct or authorize investigations into any matters within its scope of responsibility.

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(b)	Engage independent counsel and other advisers as it determines necessary to carry out its duties.

(c)	Approve the fees and other retention terms of any advisers retained by the Committee.

(d)	Request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

(e)	The Company shall provide for appropriate funding, as determined by the Committee, for payment of:

(i)	Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; and

(ii)	Compensation to any advisers employed by the Committee.

5.	Procedures and Administration

(a)	Meetings. The Committee shall meet at least quarterly, with additional meetings as necessary. The Committee shall meet periodically in separate executive sessions the internal auditors, and/or the independent auditor, and have such other direct and independent interaction with such persons from time to time as the members of the Committee deem appropriate. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Notice for each regular meeting shall be provided to each member of the Committee at least twenty (20) calendar days before the scheduled meeting. The Committee shall report regularly to the Board on its activities. Except as set forth herein, the Committee shall fix its own rules of procedure.

(b)	Special Meetings. Special meetings of the Committee shall be called by the Chair of the Committee if so requested in writing by at least two (2) or more of the members of the Committee. These special meetings shall be held at such times and places as may be specified in such call, and shall be preceded by five (5) calendar days written notice to each member of the Committee.

(c)	Subcommittees. The Committee shall have the authority to delegate to subcommittees of the Committee any responsibilities of the full Committee.

6.	Amendments. The Committee shall annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

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